UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2022
KBS REAL ESTATE INVESTMENT TRUST III, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-54687	27-1627696
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)
Registrant’s telephone number, including area code: (949) 417-6500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS
Amended and Restated Share Redemption Program
On April 13, 2022, KBS Real Estate Investment Trust III, Inc.’s (the “Company”) board of directors approved an amended and restated share redemption program (the “Amended Share Redemption Program”) to increase the number of shares eligible for redemption under the program for calendar year 2022. Pursuant to the Amended Share Redemption Program, for calendar year 2022, the Company may redeem up to 5% of the weighted-average number of shares outstanding during the 2021 calendar year, provided that once the Company has received requests for redemptions, whether in connection with Special Redemptions (defined below) or otherwise, that if honored, and when combined with all prior redemptions made during the 2022 calendar year, would result in the number of remaining shares available for redemption in the 2022 calendar year being 500,000 or less, the last 500,000 shares available for redemption shall be reserved exclusively for redemptions sought in connection with a stockholder’s death, “Qualifying Disability, or “Determination of Incompetence” (each as defined in the Amended Share Redemption Program and, together, with redemptions sought in connection with a stockholder’s death, “Special Redemptions;” all redemptions that do not meet the requirements for a Special Redemption are “Ordinary Redemptions”).
There were no other material changes to the Company’s share redemption program. The Amended Share Redemption Program contains several general limitations on the Company’s ability to redeem shares under the program.
The Company may (a) amend, suspend or terminate the Amended Share Redemption Program for any reason, or (b) consistent with SEC guidance and interpretations, increase or decrease the funding available for the redemption of shares pursuant to the Amended Share Redemption Program, each upon ten business days’ notice to the Company’s stockholders. The Company may provide notice by including such information in a (i) Current Report on Form 8-K or in its annual or quarterly reports, all publicly filed with the SEC or (ii) separate mailing to the stockholders.
The Amended Share Redemption Program will be effective for the April 29, 2022 redemption date. The complete Amended Share Redemption Program is filed as an exhibit to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Ex.	Description

99.1	Amended and Restated Share Redemption Program

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST III, INC.

Dated: April 14, 2022	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer, Treasurer and Secretary